B A R O N

F U N D S®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Supplement dated April 20, 2011 to Prospectus dated January 28, 2011

Effective April 20, 2011, the Prospectus of the Baron Funds® (the “Funds”) is modified as follows:

On pages 7, 13, 19, 25 and 31 of the Prospectus, “within a six-month period” in the first sentence of the first full paragraph under “You Can Purchase or Redeem Shares By:” is deleted in its entirety and replaced with “within a ninety-day period.”

On page 35 of the Prospectus, “within a six-month period” in the last sentence of the last full paragraph under “Additional Investment Strategies” is deleted in its entirety and replaced with “within a ninety-day period.”

On page 49 of the Prospectus, the third paragraph under “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” is deleted in its entirety and replaced with the following paragraph:

“Trades in and out of a Fund within ninety days or less may be indicative of frequent trading. If the Adviser believes that an investor is a frequent trader, the Adviser, in its sole discretion, may temporarily or permanently bar that investor from trading in the Fund or any Baron Funds. Exchanges between the Funds within 90 days or less will generally not be considered frequent trading, unless the Adviser, in its sole discretion, determines that such exchanges are excessive. Although the Adviser uses a variety of methods to detect and deter frequent trading, there is no assurance that the Adviser’s own operational systems and procedures will identify and eliminate all frequent trading strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds.”

On page 50 of the Prospectus, “within six months” in the eighth sentence of the paragraph under “How to Exchange Shares” is deleted in its entirety and replaced with “within ninety days.”

On page 50 of the Prospectus, the ninth sentence of the paragraph under “How to Exchange Shares” is deleted in its entirety and replaced with the following sentence: “Exchanges between the Funds within 90 days or less will generally not be considered frequent trading, unless the Adviser, in its sole discretion, determines that such exchanges are excessive.”

This information supplements the Prospectus dated January 28, 2011. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.